CUNA MUTUAL GROUP COST SHARING, PROCUREMENT,
                 DISBURSEMENT, BILLING AND COLLECTION AGREEMENT

      This CUNA MUTUAL GROUP COST SHARING, PROCUREMENT, DISBURSEMENT, BILLING AND COLLECTION AGREEMENT (the "Agreement") is entered into as of January 1, 2015 (the "Effective Date") by and among the parties set forth below (each, a "Party" and, collectively, the "Parties").

      WHEREAS, each of the Parties is wholly owned, either directly or indirectly by the (i) CUNA Mutual Holding Company or (ii) where required by, or recommended in connection with, applicable law the CUNA Mutual Holding Company and one or more of the employees of the CUNA Mutual Holding Company or one of its subsidiaries;

      WHEREAS, the Parties have been providing each other with Goods and Services for many years pursuant to prior agreements and expect to continue to do so;

      WHEREAS, each of the Parties want to replace the agreements forth on Schedule A (the "Prior Cost Sharing Agreements") with this Agreement;

      WHEREAS, some of the Parties have other cost sharing, services and other agreements which will not be replaced by this Agreement;

      WHEREAS, each of the Parties believes that the terms of this Agreement, including the compensation to be paid hereunder, are fair and reasonable;

      NOW, THEREFORE, in consideration of the responsibilities respectively assumed by the parties under the terms and conditions of the Agreement, the Parties, intending to be legally bound, agree as follows:

      1. Certain Definitions. The following terms shall have the meanings set forth below when used herein:

         a. "Billing and Collection Services" may include, but is not limited to, the following: processing of billing notices and invoices; processing and validation of payments received; providing a toll-free telephone number to confirm and validate billing and payment status; maintaining customer billing and payment history information; providing reasonable information about payments if requested by third parties; prompt resolution of unvalidated payments; automated feed to the general ledger of all due and received premiums; reconciliation of deposit accounts and outstanding bills; maintaining mutually agreed upon detailed books and records; and maintaining a billing and collection service disaster recovery program.

         b. "Disbursement Services" may include, but is not limited to, the following: receiving, processing, validating and paying disbursement requests in a mutually agreed upon manner; providing appropriate check stock; providing a toll-free

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              telephone number to validate mutually agreed upon disbursement information; maintaining mutually agreed upon detailed books and records; providing the ability to process international drafts and cables and certified and cashier checks; issuing void, stop payment and reissue of disbursement requests; providing services related to unclaimed property; providing for emergency policy servicing operations to establish an emergency customer service to issue immediate policyholder payments to remote sites (i.e., earthquake, tornado); and maintaining a disbursement service disaster recovery program.

         c. "Goods and Services" shall mean the Billing and Collection Services, Disbursement Services, Procurement Services and Other Services.

         d. "Other Services" may include, but is not limited to, the following: employee services; office space; supplies and equipment; mail and similar services; cafeteria services; market development and enhancement services; and such other mutually agreed upon goods and services added to this definition pursuant to Section 2.b.

         e. "Procurement Services" may include, but is not limited to, the following: maintenance of standard procurement policies and procedures; central processing of requests for purchase and conversion to purchase orders; coordination of efforts to standardize purchased items and combine purchases; negotiation of group-wide agreements and pricing; maintaining mutually agreed upon detailed books and records; analysis regarding whether leasing or purchasing certain assets is more advantageous; direction and control of receiving process; coordinating the maintenance of master item file and master catalogs for items purchased; coordinating maintenance of vendor files to include appropriate vendor information; maintaining procurement disaster recovery program.

      2.      Provision of Goods and Services.

         a. Billing and Collection Services, Disbursement Services and Procurement Services. As and to the extent mutually agreed upon, CMFG Life Insurance Company or its affiliated assignee ("CMFG Life") shall provide Billing and Collection Services, Disbursement Services and Procurement Services to the other Parties.

         b. Other Services. From time to time and at any time, any two or more Parties may mutually agree on other goods and services to be provided or performed under this Agreement, in which case the definition of "Goods and Services" shall include such mutually agreed upon goods and services.

      3.      Transfer of Funds.

         a. Disbursement Services. Within two business days (or such other mutually agreed upon time) after receipt of notice that a disbursement payment has cleared a CMFG Life's financial institution, it shall transfer a like amount from the account of the

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

              appropriate Party to a CMFG Life account. On a quarterly basis, CMFG Life shall compute and reimburse itself for any interest earned in each other Party's account related to the aforementioned two business day (or other mutually agreed upon time) period.

         b. Billing and Collection Services. CMFG Life shall, on a mutually agreed upon basis, electronically transfer funds received pursuant to CMFG Life's provision of Billing and Collection Services to the appropriate Party's specified account.

      4.      Compensation.

              a. Calculation of Amounts Due Hereunder. The amount owed for Goods and Services provided hereunder shall be:

                 i. the actual expenses that a Party incurred providing such Goods and Services;

                ii. based upon a mutually agreed upon allocation method taking into account any appropriate time allocations, item allocations, number of employees, special studies and any other basis; and

               iii. determined in a manner consistent with SSAP 70, or any successor accounting guidance.

              b. Payment. All amounts owed herunder shall be due within 30 days of presentment in good order. Presentment shall occur monthly or at other times agreed upon by the Parties, but in no event less frequently than quarterly.

      5. Receipt of Another Party's Funds. If any Party receives funds belonging to another Party, it shall promptly notify such Party and promptly transfer such funds to the Party to which it belongs.

      6. Additional CUNA Mutual Group Companies. CMFG Life may add an entity wholly owned, either directly or indirectly, by (i) the CUNA Mutual Holding Company or (ii) where required by, or recommended in connection with, applicable law the CUNA Mutual Holding Company and one or more of the employees of the CUNA Mutual Holding Company or one of its subsidiaries to this Agreement without amendment hereto. Such entities shall be added by means of an agreement executed only by CMFG Life and the entity or entities being added to this Agreement.

      7. Termination of Prior Cost Sharing Agreements. Effective as of the Effective Date, the Prior Cost Sharing Agreements are hereby terminated; provided that amounts owed under the Prior Cost Sharing Agreements as of the Effective Date shall be paid pursuant to the terms of the applicable agreement.

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

      8.      Miscellaneous.

              a. Term; Termination. This Agreement shall commence on the Effective Date and shall continue for an indefinite period until terminated by mutual consent of the Parties upon 30 days' notice. Any party, other than CMFG Life can terminate this Agreement with respect to itself only upon 30 days' notice. CMFG Life may terminate this Agreement with respect to all Parties upon 30 days' notice. Any party, other than CMFG Life can terminate this Agreement with respect to itself only upon less notice upon a material breach of this Agreement that affects such Party. No Party shall have an automatic right to terminate this Agreement solely because any other Party has been placed in receivership or seized by an insurance commissioner or department. To the extent required by applicable law, notice of termination shall be provided to the Iowa Commissioner of Insurance.

              b.     Books and Records.

                 i. Ownership of Records. All business records and reports, studies, documents and other information generated pursuant to or relating to this Agreement or the Goods and Services performed hereunder (the "Records") are and shall remain the property of the Party that created them.

                ii. Access to Records. Each Party shall make reasonably available to the other Parties, their agents, attorneys and accountants, at all times during normal business hours, all applicable Records owned by it under subsection (b)(i). Each Party shall promptly respond to any questions from any other Party with respect to applicable Records and shall confer with Company at all reasonable times, upon request, concerning this Agreement and the operation of Company.

               iii. Insurers' Books and Records. Notwithstanding the foregoing, any books and records that are required, by applicable law, to be the property of a Party that is an insurance company shall be the property of that insurance company.

                iv. Other. Payments to and on behalf of each Party shall be properly reflected on the books and records of each Party, so as to be in compliance with applicable law and regulation.

              c. Oversight; Annual Review. Each Party shall maintain oversight for all Goods and Services provided to it hereunder. At least annually, the Parties hereto shall review the provision of goods and services hereunder to ensure that they have been provided in an acceptable manner.

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

              d. Indemnification. Each Party (the "Indemnitor") will indemnify the other Parties (each, an "Indemnitee") and the Indemnitees' directors, shareholders, officers, agents and employees and hold each of them harmless from and against any losses, damages, judgments and other costs, fees and expenses, including reasonable attorneys' fees, resulting from any breach by the Indemnitor of this Agreement or from the gross negligence, fraud or willful misconduct of employees and permissible contractors and agents of the Indemnitor.

              e. No Advancements. Except as explicitly contemplated by this Agreement, no Party shall make any advancement to any other Party hereunder. In no event may a Party hereunder make any advancements to another Party, except to pay for services provided hereunder.

              f. Receivership of a Party. If a Party is placed in receivership or seized by an insurance commissioner or department, then
      (a) all rights of such Party shall extend to the appropriate insurance commissioner, receiver and/or insurance department and (b) all Records shall be made available to the insurance commissioner, receiver and/or insurance department and shall be turned over to the insurance commissioner, receiver and/or insurance department immediately upon request. If any Party is placed in receivership or seized by an insurance commissioner or department, then the other Parties shall continue to maintain any systems, programs and other infrastructure used or useful to provide the Goods and Services pursuant to this Agreement so long as such Party is receiving timely payments required by this Agreement; provided, however, that in such circumstances, all Parties shall have the termination rights set forth in the section titled "Term; Termination" above.

              g. Funds and Invested Assets. All funds and invested assets of a Party shall remain the exclusive property of such Party, and shall remain subject to the control of such Party.

              h. Governing Law. This Agreement shall be governed by the laws of the State of Iowa.

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

      IN WITNESS WHEREOF, the undersigned, as duly authorized officers, have caused this Agreement to be executed on behalf of their respective companies.

CMFG LIFE INSURANCE COMPANY                 CMG STUDENT LENDING SERVICES, LLC
                                            BY: CMFG LIFE INSURANCE COMPANY, ITS SOLE
                                            MEMBER
/s/Alastair C. Shore                        /s/Alastair C. Shore

---------------------------------------     ---------------------------------------------

BY: Alastair C. Shore                       BY: Alastair C. Shore
    -----------------------------------         -----------------------------------------

TITLE: EVP, CFO & Treasurer                 TITLE: EVP, Chief Financial Officer
       --------------------------------            --------------------------------------

CUMIS MORTGAGE REINSURANCE COMPANY          CUMIS SPECIALTY INSURANCE COMPANY, INC.
/s/James M. Power                           /s/James M. Power

---------------------------------------     ---------------------------------------------

BY: James M. Power                          BY: James M. Power
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: President
       --------------------------------            --------------------------------------

MEMBERS CAPITAL ADVISORS, INC.              CUNA MUTUAL FINANCIAL GROUP, INC.
/s/David P. Marks                           /s/Jason A. Pisarik

---------------------------------------     ---------------------------------------------

BY: David P. Marks                          BY: Jason A. Pisarik
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: SVP, Chief Accounting Officer
       --------------------------------            --------------------------------------

MEMBERS LIFE INSURANCE COMPANY              CMFG LIFE VERMONT, INC.
/s/Timothy Graham                           /s/Christopher J. Copeland

---------------------------------------     ---------------------------------------------

BY: Timothy Graham                          BY: Christopher J. Copeland
    -----------------------------------         -----------------------------------------

TITLE: SVP, Finance                         TITLE: SVP, Chief Actuary
       --------------------------------            --------------------------------------

CUNA MUTUAL INSURANCE AGENCY, INC.          CUNA MUTUAL INVESTMENT CORPORATION
/s/Jay Isaacson                             /s/Thomas J. Merfeld

---------------------------------------     ---------------------------------------------

BY: Jay Isaacson                            BY: Thomas J. Merfeld
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: SVP, Chief Market Risk Officer
       --------------------------------            --------------------------------------

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

CUNA MUTUAL MANAGEMENT SERVICES, LLC        INTERNATIONAL COMMONS, INCORPORATED
/s/Thomas J. Merfeld                        /s/Thomas J. Merfeld

---------------------------------------     ---------------------------------------------

BY: Thomas J. Merfeld                       BY: Thomas J. Merfeld
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: President
       --------------------------------            --------------------------------------

CUMIS VERMONT, INC.                         CUNA BROKERAGE SERVICES, INC.
/s/Thomas J. Merfeld                        /s/Timothy S. Halevan

---------------------------------------     ---------------------------------------------

BY: Thomas J. Merfeld                       BY: Timothy S. Halevan
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: President
       --------------------------------            --------------------------------------

CPI QUALIFIED PLAN CONSULTANTS, INC.        TRUSTAGE INSURANCE AGENCY, LLC
/s/Paul Chong                               /s/Susan M. Sachatello

---------------------------------------     ---------------------------------------------

BY: Paul Chong                              BY: Susan M. Sachatello
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: SVP, TruStage
       --------------------------------            --------------------------------------

CUNA MUTUAL INTERNATIONAL HOLDINGS, LTD.    CUNA MUTUAL INTERNATIONAL FINANCE, LTD.
/s/Paul M. Treinen                          /s/Paul M. Treinen

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Paul M. Treinen
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: President
       --------------------------------            --------------------------------------

CUNA CARIBBEAN HOLDINGS ST. LUCIA, LTD.     CUNA MUTUAL GLOBAL HOLDINGS, INC.
/s/Paul M. Treinen                          /s/Paul M. Treinen

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Paul M. Treinen
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: President
       --------------------------------            --------------------------------------

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

CUNA MUTUAL INSURANCE SOCIETY DOMINICANA,   CUNA CARIBBEAN INSURANCE SOCIETY, LIMITED
S.A.
/s/Paul M. Treinen                          /s/Paul M. Treinen

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Paul M. Treinen
    -----------------------------------         -----------------------------------------

TITLE: President                            TITLE: Chairman
       --------------------------------            --------------------------------------

CUNA MUTUAL INSURANCE (EUROPE) LIMITED      CUNA MUTUAL HOLDING COMPANY
/s/Paul M. Treinen                          /s/Faye A. Patzner

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Faye A. Patzner
    -----------------------------------         -----------------------------------------

TITLE: Director                             TITLE: EVP, Chief Administrative Officer
       --------------------------------            --------------------------------------

CUNA MUTUAL CARIBBEAN HOLDINGS, LTD.        6834 HOLLYWOOD BOULEVARD, LLC
                                            BY: CMFG LIFE INSURANCE COMPANY, ITS SOLE
                                            MEMBER
/s/Paul M. Treinen                          /s/Faye A. Patzner

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Faye A. Patzner
    -----------------------------------         -----------------------------------------

TITLE: Director                             TITLE: EVP, Chief Administrative Officer
       --------------------------------            --------------------------------------

CUNA CARIBBEAN INSURANCE JAMAICA LIMITED    CUNA MUTUAL GROUP HOLDINGS EUROPE LIMITED
/s/Paul M. Treinen                          /s/Faye A. Patzner

---------------------------------------     ---------------------------------------------

BY: Paul M. Treinen                         BY: Faye A. Patzner
    -----------------------------------         -----------------------------------------

TITLE: Director                             TITLE: Chairman
       --------------------------------            --------------------------------------

CUNA CARIBBEAN INSURANCE SERVICES LIMITED   CUNA MUTUAL LIFE ASSURANCE (EUROPE)
                                            LIMITED
/s/Faye A. Patzner                          /s/Faye A. Patzner

---------------------------------------     ---------------------------------------------

BY: Faye A. Patzner                         BY: Faye A. Patzner
    -----------------------------------         -----------------------------------------

TITLE: Chairman                             TITLE: Chairman
       --------------------------------            --------------------------------------

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

CUMIS INSURANCE SOCIETY, INC.
/s/Steven R. Suleski

---------------------------------------

BY: Steven R. Suleski
    -----------------------------------

TITLE: Secretary
       --------------------------------

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

                                   SCHEDULE A

                          PRIOR COST SHARING AGREEMENTS

1. Cost Sharing Agreement (Parent to Subsidiaries), most recently amended as of January 15, 2014

2. Cost Sharing Agreement (Subsidiaries to Parent), most recently amended as of January 15, 2014

3. Procurement and Disbursement and Billing and Collection Services Agreement, most recently amended as of January 15, 2014

                                       10